                        ANNUAL REPORT / OCTOBER 31 1999

                             AIM GLOBAL GROWTH FUND

                                 [COVER IMAGE]


                            [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                     -------------------------------------

                           IRISES BY VINCENT VAN GOGH

        VAN GOGH'S PAINTING OF INDIGO IRISES IS ONE OF HIS MASTERPIECES,

         PARTLY BECAUSE THE FLOWER HAS SUCH UNIVERSAL APPEAL. NAMED FOR

       THE GREEK GODDESS OF THE RAINBOW, IRISES GROW ALL OVER THE GLOBE.

       LIKE THE APPRECIATION OF BEAUTIFUL ART AND FLOWERS, INVESTING HAS

      CAUGHT THE IMAGINATION AND INTEREST OF PEOPLE THROUGHOUT THE WORLD.

                     -------------------------------------

AIM Global Growth Fund is for shareholders who seek long-term growth of capital. The fund invests in a portfolio of global equity securities of companies with strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Growth Fund's performance figures are historical, and they reflect changes in net asset value and the reinvestment of all distributions.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o The fund's average annual total returns, including sales charges, for the period ended 9/30/99 (the most recent quarter end), are as follows: for Class A shares, one year 24.33%; five years, 17.72%; inception (9/15/94), 17.16%. Class B shares, one year, 24.77%, five years, 18.03%; inception (9/15/94), 17.57%. Class C shares, one year, 28.77 %; inception (8/4/97),
    12.28%.
o During the fiscal year ended 10/31/99, Class A, B and C shares each paid distributions of $0.498 per share.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI World Index is a group of global securities listed on major world stock exchanges tracked by Morgan Stanley Capital International.
o The unmanaged MSCI All Country World Index tracks the performance of the more than 50 countries covered by Morgan Stanley Capital International that are considered either a developed or emerging market.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
     GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                             AIM GLOBAL GROWTH FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report reconfirmed our
   [PHOTO OF        faith in two long-established principles of investing:
  Charles T.        portfolio diversification and long-term thinking. We could
    Bauer,          title this report "What a Difference a Year Makes."
 Chairman of            An investor surveying conditions when the fiscal year
 the Board of       opened on October 31, 1998, saw a market dominated by
   THE FUND         large-capitalization stocks and high-quality bonds,
 APPEARS HERE]      especially U.S. Treasuries. Ten months into 1998, two
                    well-known indexes of large-capitalization U.S. company stocks, the S&P 500 and the Dow Jones Industrial Average, were up by double digits, but the smaller-company stocks in the Russell 2000 had lost 12.80%. Overseas, many markets were languishing, especially in Asia, where many financial difficulties originated in 1997.
                        In bond markets also, name-brand quality was the place
                    to be. The Lehman Corporate/Government Bond Index, which
follows intermediate and long-term government and investment-grade debt, was up 8.56%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had dropped 2.30%.
    It would be easy for an investor to conclude that blue chips, whether equity or fixed-income, were the only place to be. That investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continue to do very well, during 1999 markets broadened considerably, with many investment sectors performing a complete turnaround. Year to date by October 31, 1999, the small-cap stocks in the Russell 2000 were back in positive territory, and the many Asian markets had staged a comeback. The same holds true for bonds. The higher-quality Lehman index is down 1.49% year to date through October 31, 1999, while high-yield bonds have moved into positive returns.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio and can help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended October 31, 1999, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                     -------------------------------------

                                 STAYING FULLY

                           INVESTED IN A DIVERSIFIED

                               PORTFOLIO REMAINS

                             A COMPELLING STRATEGY

                                AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                LONG-TERM GAIN.

                     -------------------------------------


                             AIM GLOBAL GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


FOCUS ON GLOBAL LEADERS SPURS PERFORMANCE

HOW DID AIM GLOBAL GROWTH FUND PERFORM DURING THE REPORTING PERIOD?
The fund produced outstanding returns during the fiscal year ended October 31, 1999. Class A shares reported a total annual return of 34.43%, Class B shares 33.69% and Class C shares 33.69%. These figures are at net asset value and do not include sales charges. The fund outperformed the MSCI All Country World Index, which produced a total annual return of 26.41% during the same time frame. Net assets in the fund grew from $513 million to $845 million over the fiscal year. Approximately $110 million in net assets came from the fund's merger with AIM Worldwide Growth Fund in January 1999.

WHAT WERE MARKET CONDITIONS LIKE OVER THE FISCAL YEAR?
Investor concern over interest rates made the U.S. markets very volatile near the end of the reporting period. In June and August, the Federal Reserve Board (the Fed) raised rates in two quarter-point moves. At its October meeting, the Fed chose to leave rates unchanged but adopted a "tightening bias," indicating that it might be inclined to raise rates in the near future. The Fed raised rates after the fiscal year closed.
    In overseas markets, Japan dominated throughout the fiscal year. Investors flocked to Japanese securities amid prospects of a brighter economy. Japan posted two consecutive quarters of economic growth, signaling an end to its extended recession. Market activity drove the value of the yen to powerful heights.
    The major trend in Europe has been the feverish pace of merger activity. In fact, toward the end of the reporting period, European merger activity topped that of the United States for the first time. Ten European deals were announced in the third quarter with values of more than $10 billion each.

THIS TIME LAST YEAR, EMERGING MARKETS WERE IN TURMOIL. HAVE THINGS IMPROVED? Yes, there has been a definite recovery. In Asia, a number of countries have restructured their banking systems and stabilized their currencies, including Singapore, Indonesia and South Korea. Lower inflation and declining interest rates have propelled economic growth in those regions. In addition, exports have increased, and foreign investment has returned.
    In Latin America, the Mexican market dominated the region. Declining interest rates and a stronger peso bolstered its economy, along with the continued strength of its largest trading partner, the United States.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
The fund remained invested in global leaders. Our investment strategy focuses on earnings momentum--we look for stocks with proven earnings records and prospects for future growth. We also choose our investments stock-by-stock instead of country-by-country. This strategy allowed us to choose from among the best-performing stocks worldwide.
    We reduced our holdings slightly over the year from 201 to 167 stocks and remained well-diversified among 22 countries. The United States remained our largest concentration, making up 37.74% of the fund's net assets. At the end of the fiscal year, European stocks were 24% of the fund's assets, including 7.00% in the United Kingdom, 6.33% in France, 2.47% in the Netherlands and 1.78% in Switzerland.

Bar Charts

GROWTH OF NET ASSETS

As of 10/31/99

===============================================================================
10/31/98 $513 MILLION

10/31/99 $845 MILLION
===============================================================================

AIM GLOBAL GROWTH FUND
VS. BENCHMARK INDEX

As of 10/31/99

===============================================================================
One-year returns, excluding sales charges

CLASS A SHARES                      34.43%

CLASS B SHARES                      33.69%

CLASS C SHARES                      33.69%

MSCI ALL COUNTRY WORLD INDEX        26.41%
===============================================================================


          See important fund and index disclosures inside front cover.


                             AIM GLOBAL GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


PORTFOLIO COMPOSITION

As of 10/31/99, based on total net assets

===========================================================================================================================
TOP 10 HOLDINGS                                  TOP 10 INDUSTRIES                             TOP 10 COUNTRIES
---------------------------------------------------------------------------------------------------------------------------
 1. Nortel Networks Corp. (Canada)      1.60%     1. Computers (Software & Services)  6.93%     1. United States    37.74%
 2. Carrefour Supermarche S.A. (France) 1.53      2. Telephone                        6.39      2. Japan            17.16
 3. Nokia Oyj (Finland)                 1.34      3. Communications Equipment         6.04      3. United Kingdom    7.00
 4. NTT Mobile Communications           1.34      4. Electronics                      5.29      4. France            6.33
    Network, Inc. (Japan)                            (Component Distributors)
 5. Orange PLC (United Kingdom)         1.33      5. Broadcasting                     4.32      5. Canada            3.08
                                                     (Television, Radio & Cable)
 6. Matsushita Communication            1.25      6. Health Care (Diversified)        3.43      6. Netherlands       2.47
    Industrial Co., Ltd. (Japan)
 7. Trend Micro Inc. (Japan)            1.24      7. Electronics (Semiconductors)     3.37      7. Mexico            2.42
 8. Sony Corp. (Japan)                  1.17      8. Retail (General Merchandise)     3.14      8. Australia         2.04
 9. VERITAS Software Corp. (U.S)        1.16      9. Retail (Food Chains)             2.98      9. Hong Kong         1.95
10. Mannesmann A.G. (Germany)           1.14      10. Insurance (Multi-Line)          2.60     10. Switzerland       1.78

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
===========================================================================================================================

    We dramatically increased the fund's Japanese holdings from 2.88% to 17.16% over the reporting period. The fund focused on Japanese companies with a global reach, including those in the technology, telecommunications and electronics industries.

WHAT STOCKS DID YOU LIKE?
At the end of the fiscal year, our largest holding was Nortel, a Canadian telecommunications equipment maker. The company has shown tremendous growth this year, taking on competitors Lucent and Cisco.
    Several of our top European holdings are involved in multi-billion-dollar mergers. Carrefour, Europe's No. 1 retailer, merged with another French retailer, Promodes Group, earlier this year. With 8,800 stores in 26 countries and revenue of $65 billion, Carrefour poses a major challenge to Wal-Mart's expansion plans for Europe, Latin America and Asia. Orange, a mobile communications provider in the United Kingdom, France and Germany, has agreed to merge with German conglomerate Mannesmann. After the close of the reporting period, U.K.-based Vodafone AirTouch made a hostile bid for Mannesmann. If it is successful, Vodafone has indicated it may undo Mannesmann's pending merger with Orange. This activity demonstrates how competitive the European cellular market has become.

WHAT JAPANESE STOCKS DID YOU FAVOR?
Our top Japanese holdings include NTT Mobile, Matsushita and Sony. Also known as NTT DoCoMo (DoCoMo means "anywhere"), NTT Mobile is Japan's leading wireless phone company. With about 27 million subscribers, the company has about 57% of the Japanese market. We expect NTT Mobile's value to continue to rise with the growth of wireless devices in Japan.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
We believe we have reached a period of synchronized global expansion. The United States drove the markets for the past two years, but with the increased strength of Europe and Asia, we believe growth in the future will be more balanced.
    We're encouraged by signs of economic growth in Japan, but much-needed corporate restructuring has yet to occur on a wide scale. Although investor confidence in Japan has returned, we remain cautious. We will continue to rely on a strict analysis of company fundamentals before deciding to buy Japanese securities.
    In Europe, we expect positive economic growth, stronger corporate earnings and higher consumer demand. In fact, if European growth continues on its current path, Europe stands poised to surpass the United States in economic growth next year.

                     -------------------------------------

                      WE BELIEVE WE HAVE REACHED A PERIOD

                       OF SYNCHRONIZED GLOBAL EXPANSION.

                      THE UNITED STATES DROVE THE MARKETS

                       FOR THE PAST TWO YEARS, BUT WITH

                     THE INCREASED STRENGTH OF EUROPE AND

                     ASIA, WE BELIEVE GROWTH IN THE FUTURE

                            WILL BE MORE BALANCED.

                     -------------------------------------

          See important fund and index disclosures inside front cover.


                             AIM GLOBAL GROWTH FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

ABOUT THIS CHART
The chart compares your fund's Class A and Class B shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to these benchmarks over the period 9/15/94-10/31/99. (Please note that the performance results for the indexes are for the period 9/30/94-10/31/99.) Fund performance shown in the chart includes expenses and management fees. Class A share performance reflects the deduction of the maximum sales charge; Class B share performance reflects deduction of the applicable contingent deferred sales charge. It is important to understand the difference between your fund and an index. An index measures performance of a hypothetical portfolio. A market index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment.
    Since the last reporting period, AIM Global Growth Fund has elected to use the MSCI All Country World Index as its benchmark instead of the MSCI World Index. The new index more closely resembles the securities in which the fund invests. The fund will no longer measure its performance against the MSCI World Index. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index.

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL GROWTH FUND VS. BENCHMARK INDEXES

9/15/94-10/31/99

Mountain Chart

================================================================================================
           AIM GLOBAL GROWTH        AIM GLOBAL GROWTH      MSCI WORLD            MSCI ALL
         FUND, CLASS B SHARES      FUND, CLASS A SHARES      INDEX           COUNTRY WORLD INDEX
------------------------------------------------------------------------------------------------
9/94           $9,830                   $9,362               $10,000              $9,794
10/94          10,220                    9,743                10,010              10,235
10/95          12,260                   11,738                10,959              10,964
10/96          14,295                   13,764                12,745              12,675
10/97          16,676                   16,139                14,883              14,670
10/98          18,308                   17,822                17,153              16,542
10/99          24,377                   23,958                22,010              20,911

Past performance cannot guarantee comparable future results.

Source: Lipper, Inc.
================================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/99, including sales charges

===============================================================================
CLASS A SHARES

Inception (9/15/94)           18.58%

5 years                       18.56

1 year                        28.06*

* 34.43% excluding sales charges

CLASS B SHARES

Inception  (9/15/94)          18.98%

5 years                       18.89

1 year                        28.70*

* 33.70% excluding sales charges

CLASS C SHARES

Inception (8/4/97)            15.58%

1 year                        32.69*

* 33.69% excluding sales charges
===============================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class C shares will differ from Class A and B shares due to differing fees and expenses. For fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.
    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


                             AIM GLOBAL GROWTH FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                       SHARES        VALUE
DOMESTIC COMMON STOCKS-37.74%

BANKS (MONEY CENTER)-0.54%

Chase Manhattan Corp. (The)              52,500   $  4,587,187
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-2.63%

Adelphia Communications Corp.(a)         64,500      3,523,312
--------------------------------------------------------------
AT&T Corp. - Liberty Media
  Group-Class A(a)                      107,300      4,258,469
--------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                                57,000      4,581,375
--------------------------------------------------------------
Comcast Corp.-Class A                   115,700      4,873,862
--------------------------------------------------------------
Infinity Broadcasting Corp.-Class
  A(a)                                  145,000      5,011,562
--------------------------------------------------------------
                                                    22,248,580
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-2.85%

Comverse Technology, Inc.(a)             61,800      7,014,300
--------------------------------------------------------------
General Instrument Corp.(a)              91,500      4,923,844
--------------------------------------------------------------
JDS Uniphase Corp.(a)                    47,192      7,875,165
--------------------------------------------------------------
Motorola, Inc.                           43,600      4,248,275
--------------------------------------------------------------
                                                    24,061,584
--------------------------------------------------------------

COMPUTERS (HARDWARE)-1.48%

Dell Computer Corp.(a)                   93,500      3,751,687
--------------------------------------------------------------
Sun Microsystems, Inc.(a)                83,000      8,782,437
--------------------------------------------------------------
                                                    12,534,124
--------------------------------------------------------------

COMPUTERS (NETWORKING)-1.11%

Cisco Systems, Inc.(a)                  126,900      9,390,600
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.71%

EMC Corp.(a)                            131,400      9,592,200
--------------------------------------------------------------
Lexmark International Group,
  Inc.-Class A(a)                        62,000      4,839,875
--------------------------------------------------------------
                                                    14,432,075
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-4.82%

America Online, Inc.(a)(b)               64,000      8,300,000
--------------------------------------------------------------
Intuit, Inc.(a)                         127,500      3,713,437
--------------------------------------------------------------
Microsoft Corp.(a)                       87,600      8,108,475
--------------------------------------------------------------
Novell, Inc.(a)                         188,500      3,781,781
--------------------------------------------------------------
Unisys Corp.(a)                         108,000      2,619,000
--------------------------------------------------------------
VERITAS Software Corp.(a)                91,000      9,816,625
--------------------------------------------------------------
Yahoo! Inc.(a)                           24,500      4,387,031
--------------------------------------------------------------
                                                    40,726,349
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.17%

Conexant Systems, Inc.(a)                53,000      4,948,875
--------------------------------------------------------------
Sanmina Corp.(a)                         55,000      4,953,438
--------------------------------------------------------------
                                                     9,902,313
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-2.94%

Intel Corp.                             116,000      8,982,750
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
ELECTRONICS (SEMICONDUCTORS)-(CONTINUED)

LSI Logic Corp.(a)                       71,000   $  3,776,313
--------------------------------------------------------------
Texas Instruments, Inc.                  62,000      5,564,500
--------------------------------------------------------------
Xilinx, Inc.(a)                          82,500      6,486,563
--------------------------------------------------------------
                                                    24,810,126
--------------------------------------------------------------

ENTERTAINMENT-0.63%

Time Warner Inc.                         76,500      5,331,094
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.57%

Fannie Mae                              100,000      7,075,000
--------------------------------------------------------------
Freddie Mac                             115,000      6,217,188
--------------------------------------------------------------
                                                    13,292,188
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-3.43%

American Home Products Corp.            125,500      6,557,375
--------------------------------------------------------------
Bristol-Myers Squibb Co.                113,600      8,725,900
--------------------------------------------------------------
Johnson & Johnson                        84,000      8,799,000
--------------------------------------------------------------
Warner-Lambert Co.                       62,000      4,948,375
--------------------------------------------------------------
                                                    29,030,650
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-1.04%

Pfizer, Inc.                            222,900      8,804,550
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.90%

Guidant Corp.                           154,400      7,623,500
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-1.08%

American International Group, Inc.       88,750      9,135,703
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.57%

Morgan Stanley, Dean Witter,
  Discover & Co.                         44,000      4,853,750
--------------------------------------------------------------

LODGING-HOTELS-0.48%

Carnival Corp.                           90,600      4,031,700
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.80%

Tyco International Ltd.                 170,000      6,789,375
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-1.56%

Home Depot, Inc. (The)                  114,000      8,607,000
--------------------------------------------------------------
Lowe's Companies, Inc.                   82,900      4,559,500
--------------------------------------------------------------
                                                    13,166,500
--------------------------------------------------------------

RETAIL (COMPUTERS &
  ELECTRONICS)-0.49%

Best Buy Co., Inc.(a)                    75,200      4,178,300
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.31%

Kroger Co. (The)(a)                     125,000      2,601,563
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
RETAIL (GENERAL MERCHANDISE)-2.15%

Costco Wholesale Corp.(a)                54,000   $  4,336,875
--------------------------------------------------------------
Dayton Hudson Corp.                      68,900      4,452,663
--------------------------------------------------------------
Wal-Mart Stores, Inc.                   164,900      9,347,769
--------------------------------------------------------------
                                                    18,137,307
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.72%

Gap, Inc. (The)                          75,750      2,812,219
--------------------------------------------------------------
Intimate Brands, Inc.                    79,170      3,245,970
--------------------------------------------------------------
                                                     6,058,189
--------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-0.63%

Outdoor Systems, Inc.(a)                125,000      5,296,875
--------------------------------------------------------------
SERVICES (DATA PROCESSING)-0.74%
Fiserv, Inc.(a)                         195,000      6,240,000
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.57%

Nextel Communications, Inc.-Class
  A(a)                                   55,600      4,792,025
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.82%

MCI WorldCom, Inc.(a)(b)                 80,400      6,899,325
--------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $227,333,243)                          318,955,532
--------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-54.81%

AUSTRALIA-2.04%

AMP Ltd. (Insurance-Life/Health)        201,840      2,053,107
--------------------------------------------------------------
Austar United Communications Ltd.
  (Broadcasting-Television, Radio,
  & Cable)(a)                           514,100      1,672,516
--------------------------------------------------------------
Brambles Industries Ltd. (Air
  Freight)                              102,000      2,869,402
--------------------------------------------------------------
Cable & Wireless Optus Ltd.
  (Telephone)(a)                        701,800      1,607,165
--------------------------------------------------------------
Foster's Brewing Group Ltd.
  (Beverages- Alcoholic)                950,000      2,525,829
--------------------------------------------------------------
TABCORP Holdings Ltd. (Leisure Time
  Products)                             361,000      2,289,002
--------------------------------------------------------------
Telstra Corp. Ltd. (Telephone)(a)     1,315,900      4,222,245
--------------------------------------------------------------
                                                    17,239,266
--------------------------------------------------------------

BELGIUM-0.27%

UCB S.A.
  (Manufacturing-Diversified)            60,300      2,248,899
--------------------------------------------------------------

BRAZIL-0.96%

Embratel Participacoes S.A.-ADR
  (Telephone)                           134,100      1,726,538
--------------------------------------------------------------
Petroleo Brasileiro
  S.A.-Petrobras-Pfd. (Oil &
  Gas-Exploration & Production)          21,286      3,385,834
--------------------------------------------------------------
Tele Centro Sul Participacoes
  S.A.-ADR (Telephone)                   28,900      1,726,775
--------------------------------------------------------------
Telesp Participacoes S.A.-ADR
  (Telephone)                            79,200      1,282,050
--------------------------------------------------------------
                                                     8,121,197
--------------------------------------------------------------

CANADA-3.08%

BCE, Inc. (Telephone)                   110,330      6,639,434
--------------------------------------------------------------
Bombardier Inc. (Aerospace/Defense)     111,360      1,962,774
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
CANADA-(CONTINUED)

Loblaw Co. Ltd. (Retail-Food
  Chains)                                43,000   $  1,001,766
--------------------------------------------------------------
Nortel Networks Corp.
  (Communications Equipment)            218,092     13,508,073
--------------------------------------------------------------
Toronto-Dominion Bank (The)
  (Banks-Regional)                      126,440      2,898,424
--------------------------------------------------------------
                                                    26,010,471
--------------------------------------------------------------

FINLAND-1.34%

Nokia Oyj (Communications
  Equipment)                             99,200     11,355,777
--------------------------------------------------------------

FRANCE-6.33%

Accor S.A. (Lodging-Hotels)              13,000      2,926,803
--------------------------------------------------------------
Alstom (Engineering & Construction)      23,650        716,572
--------------------------------------------------------------
AXA (Insurance-Multi-Line)               63,080      8,899,320
--------------------------------------------------------------
Banque Nationale de Paris
  (Banks-Major Regional)                 69,560      6,110,580
--------------------------------------------------------------
Carrefour Supermarche S.A.
  (Retail-Food Chains)                   70,020     12,964,959
--------------------------------------------------------------
Pinault-Printemps-Redoute S.A.
  (Retail-General Merchandise)           25,320      4,829,452
--------------------------------------------------------------
PSA Peugeot Citreon (Automobiles)        10,000      1,919,991
--------------------------------------------------------------
Renault S.A. (Automobiles)               35,000      1,811,630
--------------------------------------------------------------
Societe Television Francaise 1
  (Broadcasting- Television, Radio
  & Cable)                               17,170      5,382,982
--------------------------------------------------------------
Total Fina S.A.-Class B (Oil &
  Gas-Refining & Marketing)              58,469      7,904,363
--------------------------------------------------------------
                                                    53,466,652
--------------------------------------------------------------

GERMANY-1.62%

Deutsche Bank A.G. (Banks-Major
  Regional)(a)                           22,000      1,578,496
--------------------------------------------------------------
EM.TV & Merchandising A.G.
  (Broadcasting- Television, Radio
  & Cable)                               50,000      2,472,318
--------------------------------------------------------------
EM.TV & Merchandising A.G.-Rts.,
  expiring 11/12/99
  (Broadcasting-Television, Radio &
  Cable)                                 50,000            526
--------------------------------------------------------------
Mannesmann A.G.
  (Machinery-Diversified)                61,060      9,603,607
--------------------------------------------------------------
                                                    13,654,947
--------------------------------------------------------------

HONG KONG-1.95%

China Telecom Ltd.
  (Telecommunications-
  Cellular/Wireless)(a)               1,496,000      5,113,065
--------------------------------------------------------------
Cosco Pacific Ltd.
  (Financial-Diversified)             5,219,000      3,695,176
--------------------------------------------------------------
Dao Heng Bank Group Ltd.
  (Banks-Regional)(a)                   828,000      3,762,619
--------------------------------------------------------------
Hutchison Whampoa Ltd. (Retail-Food
  Chains)                               392,000      3,936,098
--------------------------------------------------------------
                                                    16,506,958
--------------------------------------------------------------

INDONESIA-0.11%

Gulf Indonesia Resources Ltd. (Oil-
  International Integrated)(a)          122,200        969,963
--------------------------------------------------------------

IRELAND-0.58%

Bank of Ireland (Banks-Major
  Regional)                             180,484      1,410,795
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
IRELAND-(CONTINUED)

CRH PLC (Construction-Cement &
Aggregates)                             186,000   $  3,512,479
--------------------------------------------------------------
                                                     4,923,274
--------------------------------------------------------------

ITALY-0.91%

Banca Popolare di Brescia
  (Banks-Regional)                      143,000      6,055,337
--------------------------------------------------------------
Credito Italiano S.p.A.
  (Banks-Major Regional)                345,200      1,616,096
--------------------------------------------------------------
                                                     7,671,433
--------------------------------------------------------------

JAPAN-17.16%

Advantest Corp.
  (Electronics-Instrumentation)          46,900      7,062,779
--------------------------------------------------------------
Alps Electric Co., Ltd.
  (Electronics-Component
  Distributors)                         207,000      4,010,743
--------------------------------------------------------------
DDI Corp. (Telecommunications)            6,300      6,888,878
--------------------------------------------------------------
Hirose Electric Co. Ltd.
  (Electronics- Component
  Distributors)                          36,800      6,420,718
--------------------------------------------------------------
Hoya Corp.
  (Manufacturing-Specialized)            50,000      3,596,950
--------------------------------------------------------------
Ibiden Co., Ltd.
  (Electronics-Component
  Distributors)                         153,000      2,568,222
--------------------------------------------------------------
Kirin Brewery Co., Ltd.
  (Beverages-Alcoholic)                 361,000      4,134,420
--------------------------------------------------------------
Kyocera Corp.
  (Electronics-Component
  Distributors)                          57,300      5,496,139
--------------------------------------------------------------
Matsushita Communication Industrial
  Co., Ltd. (Telephone)                  63,000     10,587,118
--------------------------------------------------------------
Murata Manufacturing Co., Ltd.
  (Electronics- Component
  Distributors)                          65,000      8,354,515
--------------------------------------------------------------
NEC Corp. (Computers-Hardware)          358,000      7,245,504
--------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
  (Telecommunications-Long
  Distance)                               6,080      9,330,967
--------------------------------------------------------------
NTT Data Corp. (Computers-Software
  & Services)                             3,180      5,032,852
--------------------------------------------------------------
NTT Mobile Communications Network,
  Inc.
  (Telecommunications-Cellular/Wireless)      4,250   11,292,024
--------------------------------------------------------------
Okuma Corp. (Hardware & Tools)          582,000      2,372,548
--------------------------------------------------------------
Omron Corp. (Electronics-Component
  Distributors)                          13,000        271,833
--------------------------------------------------------------
Orix Corp. (Financial-Diversified)       12,600      1,692,005
--------------------------------------------------------------
Ricoh Co., Ltd. (Office Equipment &
  Supplies)                             328,000      5,351,571
--------------------------------------------------------------
Rohm Co. Ltd.
  (Electronics-Component
  Distributors)                          15,000      3,366,745
--------------------------------------------------------------
Sanix Inc. (Services-Commercial &
  Consumer)                              51,100      4,754,400
--------------------------------------------------------------
Sharp Corp. (Electrical Equipment)      185,000      2,945,662
--------------------------------------------------------------
Sony Corp. (Electronics-Component
  Distributors)                          63,300      9,872,505
--------------------------------------------------------------
Takeda Chemical Industries Ltd.
  (Health Care- Drugs-Generic &
  Other)                                 94,000      5,400,796
--------------------------------------------------------------
Tokyo Electron Ltd. (Electronics-
  Semiconductors)                        44,000      3,654,885
--------------------------------------------------------------
Trend Micro Inc.
  (Computers-Software &
  Services)(a)                           52,650     10,453,743
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
JAPAN-(CONTINUED)

Ushio, Inc. (Electronics-Component
  Distributors)                         235,000   $  2,891,996
--------------------------------------------------------------
                                                   145,050,518
--------------------------------------------------------------

MEXICO-2.42%

Cifra S.A. de C.V. (Retail-General
  Merchandise)(a)                     2,327,000      3,557,660
--------------------------------------------------------------
Coca-Cola Femsa S.A.-ADR
  (Beverages- Non-Alcoholic)            174,900      2,426,738
--------------------------------------------------------------
Fomento Economico Mexicano, S.A. de
  C.V.-ADR
  (Beverages-Non-Alcoholic)             111,590      3,661,547
--------------------------------------------------------------
Grupo Modelo S.A. de C.V.-Series C
  (Beverages-Alcoholic)                 445,440      1,088,699
--------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(a)                    105,200      4,471,000
--------------------------------------------------------------
Kimberly-Clark de Mexico, S.A. de
  C.V.-Class A (Paper & Forest
  Products)                             518,000      1,659,324
--------------------------------------------------------------
Telefonos de Mexico S.A.-ADR
  (Telephone)                            42,500      3,633,750
--------------------------------------------------------------
                                                    20,498,718
--------------------------------------------------------------

NETHERLANDS-2.47%

Aegon N.V. (Insurance Brokers)           52,200      4,818,968
--------------------------------------------------------------
Equant N.V.
  (Computers-Networking)(a)               8,500        827,174
--------------------------------------------------------------
Getronics N.V. (Computers-Software
  & Services)                            47,560      2,371,683
--------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics N.V. (Electrical
  Equipment)                             46,560      4,775,886
--------------------------------------------------------------
Koninklijke Ahold N.V. (Retail-Food
  Chains)                               152,200      4,675,563
--------------------------------------------------------------
Verenigde Nederlandse
  Uitgeversbedrijven Verenigd Bezit
  (Publishing)                          101,830      3,444,238
--------------------------------------------------------------
                                                    20,913,512
--------------------------------------------------------------

NEW ZEALAND-0.30%

Auckland International Airport Ltd.
  (Airlines)                          1,800,000      2,502,004
--------------------------------------------------------------

SINGAPORE-1.44%

Allgreen Properties Ltd.
  (Homebuilding)(a)                   1,020,000        864,979
--------------------------------------------------------------
DBS Group Holdings Ltd.
  (Banks-Money Center)(a)               280,283      3,169,135
--------------------------------------------------------------
Keppel Corp. Ltd. (Engineering &
  Construction)                         782,600      2,127,475
--------------------------------------------------------------
NatSteel Ltd. (Iron & Steel)          1,553,000      2,596,584
--------------------------------------------------------------
Singapore Press Holdings Ltd.
  (Publishing- Newspapers)              200,000      3,428,159
--------------------------------------------------------------
                                                    12,186,332
--------------------------------------------------------------

SOUTH KOREA-1.35%

Korea Electric Power Corp.-ADR
  (Electric Companies)                  131,000      2,063,250
--------------------------------------------------------------
Korea Telecom Corp.-ADR
  (Telephone)(a)                        122,200      4,307,550
--------------------------------------------------------------
L.G. Chemical Ltd.
  (Chemicals-Specialty)                 167,000      5,053,856
--------------------------------------------------------------
                                                    11,424,656
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
SPAIN-1.04%

Banco Popular Espanol S.A.
  (Banks-Major Regional)                 26,000   $  1,750,611
--------------------------------------------------------------
Telefonica S.A. (Telephone)(a)          430,380      7,081,499
--------------------------------------------------------------
                                                     8,832,110
--------------------------------------------------------------

SWEDEN-0.66%

Hennes & Mauritz A.B.-Class B
  (Retail- Specialty-Apparel)           210,640      5,596,406
--------------------------------------------------------------

SWITZERLAND-1.78%

ABB Ltd. (Electrical Equipment)(a)       32,420      3,263,901
--------------------------------------------------------------
Adecco S.A. (Services-Commercial &
  Consumer)                               6,600      3,999,738
--------------------------------------------------------------
Compagnie Financiere Richemont A.G.
  (Tobacco)                               2,000      3,819,768
--------------------------------------------------------------
Zurich Allied A.G.
  (Insurance-Multi-Line)                  6,960      3,939,517
--------------------------------------------------------------
                                                    15,022,924
--------------------------------------------------------------

UNITED KINGDOM-7.00%

Barclays PLC (Banks-Major Regional)     225,500      6,906,971
--------------------------------------------------------------
BP Amoco PLC (Oil & Gas-Refining &
  Marketing)                            220,000      2,135,850
--------------------------------------------------------------
British Sky Broadcasting Group PLC
  (Broadcasting-Television, Radio &
  Cable)                                440,000      4,727,445
--------------------------------------------------------------
British Telecommunications PLC
  (Communications Equipment)            116,000      2,104,547
--------------------------------------------------------------
Compass Group PLC
  (Services-Commercial & Consumer)      288,800      3,095,801
--------------------------------------------------------------
General Electric Co. PLC
  (Manufacturing- Diversified)          367,100      3,992,477
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
UNITED KINGDOM-(CONTINUED)

Granada Group PLC (Leisure
  Time-Products)                        270,000   $  2,135,193
--------------------------------------------------------------
Hays PLC (Services-Commercial &
  Consumer)                             461,300      5,282,419
--------------------------------------------------------------
Invensys PLC (Electronics-Component
  Distributors)                         290,000      1,425,599
--------------------------------------------------------------
Orange PLC (Telephone)(a)               450,300     11,230,931
--------------------------------------------------------------
Provident Financial PLC (Consumer
  Finance)                              202,478      2,262,015
--------------------------------------------------------------
Shell Transport & Trading Co. (Oil-
  International Integrated)             458,000      3,512,735
--------------------------------------------------------------
Vodafone AirTouch PLC
  (Telecommunications-
  Cellular/Wireless)                  1,361,500      6,334,791
--------------------------------------------------------------
WPP Group PLC
  (Services-Advertising/ Marketing)     366,600      3,981,012
--------------------------------------------------------------
                                                    59,127,786
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $332,274,553)                                463,323,803
--------------------------------------------------------------

MONEY MARKET FUNDS-6.14%

STIC Liquid Assets Portfolio(c)      25,959,462     25,959,462
--------------------------------------------------------------
STIC Prime Portfolio(c)              25,959,462     25,959,462
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $51,918,924)                                  51,918,924
--------------------------------------------------------------
TOTAL INVESTMENTS-98.69%                           834,198,259
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.31%                 11,052,814
--------------------------------------------------------------
NET ASSETS-100.00%                                $845,251,073
==============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred
Rts.  - Rights

Notes to Schedule of Investments:

(a) Non-Income producing security.
(b) A portion of this security is subject to call options written. See Note 7.
(c) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:

Investments, at market value (cost
  $611,526,720)                            $834,198,259
-------------------------------------------------------
Foreign currencies, at value (cost
  $13,236,307)                               13,245,860
-------------------------------------------------------
Receivables for:
  Investments sold                            8,377,903
-------------------------------------------------------
  Capital stock sold                          1,986,057
-------------------------------------------------------
  Dividends and interest                      1,081,214
-------------------------------------------------------
Investment for deferred compensation plan        23,205
-------------------------------------------------------
Other assets                                     38,824
-------------------------------------------------------
         Total assets                       858,951,322
-------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                       8,594,115
-------------------------------------------------------
  Capital stock reacquired                    1,016,512
-------------------------------------------------------
  Deferred compensation                          23,205
-------------------------------------------------------
  Options written (premiums received
    $1,753,505)                               2,674,700
-------------------------------------------------------
Accrued advisory fees                           581,419
-------------------------------------------------------
Accrued administrative services fees             10,970
-------------------------------------------------------
Accrued directors' fees                           2,400
-------------------------------------------------------
Accrued distribution fees                       612,902
-------------------------------------------------------
Accrued transfer agent fees                     223,736
-------------------------------------------------------
Accrued operating expenses                      (39,710)
-------------------------------------------------------
         Total liabilities                   13,700,249
-------------------------------------------------------
Net assets applicable to shares
  outstanding                              $845,251,073
=======================================================

NET ASSETS:

Class A                                    $388,549,182
=======================================================
Class B                                    $425,345,431
=======================================================
Class C                                    $ 31,356,460
=======================================================

CAPITAL STOCK, $0.001 PAR VALUE PER
  SHARE:

Class A:
  Authorized                                200,000,000
-------------------------------------------------------
  Outstanding                                16,580,603
=======================================================
Class B:
  Authorized                                200,000,000
-------------------------------------------------------
  Outstanding                                18,669,410
=======================================================
Class C:
  Authorized                                200,000,000
-------------------------------------------------------
  Outstanding                                 1,375,854
=======================================================
Class A:
  Net asset value and redemption price
    per share                              $      23.43
-------------------------------------------------------
  Offering price per share:
    (Net asset value $23.43
      divided by 95.25%)                   $      24.60
=======================================================
Class B:
  Net asset value and offering price per
    share                                  $      22.78
=======================================================
Class C:
  Net asset value and offering price per
    share                                  $      22.79
=======================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:

Dividends (net of $677,229 foreign
  withholding tax)                          $  5,811,440
--------------------------------------------------------
Interest                                       1,816,133
--------------------------------------------------------
      Total investment income                  7,627,573
--------------------------------------------------------

EXPENSES:

Advisory fees                                  5,898,665
--------------------------------------------------------
Administrative services fees                      97,142
--------------------------------------------------------
Custodian fees                                   341,569
--------------------------------------------------------
Directors' fees                                   12,734
--------------------------------------------------------
Distribution fees -- Class A                   1,585,224
--------------------------------------------------------
Distribution fees -- Class B                   3,564,027
--------------------------------------------------------
Distribution fees -- Class C                     205,127
--------------------------------------------------------
Transfer agent fees -- Class A                   708,552
--------------------------------------------------------
Transfer agent fees -- Class B                   982,114
--------------------------------------------------------
Transfer agent fees -- Class C                    66,129
--------------------------------------------------------
Other                                            237,509
--------------------------------------------------------
      Total expenses                          13,698,792
--------------------------------------------------------
Less:
      Expenses paid indirectly                   (12,008)
--------------------------------------------------------
      Net expenses                            13,686,784
--------------------------------------------------------
Net investment income (loss)                  (6,059,211)
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FUTURES AND OPTION
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                       63,517,124
--------------------------------------------------------
  Foreign currencies                             162,721
--------------------------------------------------------
  Forward currency contacts                       81,453
--------------------------------------------------------
  Futures contracts                            2,042,833
--------------------------------------------------------
  Options contracts written                   (1,820,509)
--------------------------------------------------------
                                              63,983,622
--------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                      142,665,744
--------------------------------------------------------
  Foreign currencies                            (114,912)
--------------------------------------------------------
  Futures contracts                             (797,175)
--------------------------------------------------------
  Options contracts written                     (921,195)
--------------------------------------------------------
                                             140,832,462
--------------------------------------------------------
    Net gain from investment securities,
      foreign currencies, futures and
      option contracts                       204,816,084
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                $198,756,873
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                  1999            1998
                                                              ------------    -------------
OPERATIONS:

  Net investment income (loss)                                $ (6,059,211)   $  (2,809,816)
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                    63,983,622       18,919,692
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, futures and option
    contracts                                                  140,832,462       20,734,353
-------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations       198,756,873       36,844,229
-------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:

    Class A                                                     (6,185,053)      (4,566,706)
-------------------------------------------------------------------------------------------
    Class B                                                     (7,892,012)      (5,964,749)
-------------------------------------------------------------------------------------------
    Class C                                                       (358,333)         (47,034)
-------------------------------------------------------------------------------------------
Share transactions-net:
    Class A                                                     84,229,840       27,194,800
-------------------------------------------------------------------------------------------
    Class B                                                     49,286,118       44,408,521
-------------------------------------------------------------------------------------------
    Class C                                                     14,141,472       11,162,365
-------------------------------------------------------------------------------------------
  Net increase in net assets                                   331,978,905      109,031,426
-------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          513,272,168      404,240,742
-------------------------------------------------------------------------------------------
  End of period                                               $845,251,073    $ 513,272,168
===========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $568,723,576    $ 416,466,146
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (806,662)      (1,238,947)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                   55,673,261       17,216,533
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                   221,660,898       80,828,436
-------------------------------------------------------------------------------------------
                                                              $845,251,073    $ 513,272,168
===========================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 1999
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
        Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
        On October 31, 1999, undistributed net investment income was increased by $6,491,496, undistributed net realized gains decreased by $11,091,496 and paid-in capital increased by $4,600,000 as a result of differing book/tax treatment of foreign currency transactions, equalization credits and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
        A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
I. Bond Premiums -- It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
J. Expenses -- Distribution expenses and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1999, AIM was paid $97,142 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 1999, AFS was paid $931,153 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $1,585,224, $3,564,027 and $205,127, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $195,571 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $24,812 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 1999, the Fund paid legal fees of $3,064 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $8,262 and $3,746, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $12,008 during the year ended October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $723,201,067 and $601,838,894, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                        $233,438,852
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (11,796,546)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $221,642,306
=========================================================

Cost of investments for tax purposes is $612,555,953.

NOTE 7-OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended October 31, 1999 are summarized as follows:

                                                               CALL OPTION CONTRACTS
                                                              -----------------------
                                                                NUMBER
                                                                  OF        PREMIUMS
                                                              CONTRACTS     RECEIVED
                                                              ---------     ---------
Beginning of period                                                   --           --
---------------------------------------------------------     ----------   ----------
Written                                                            2,084   $2,630,916
---------------------------------------------------------     ----------   ----------
Closed                                                              (640)    (877,411)
---------------------------------------------------------     ----------   ----------
End of period                                                      1,444   $1,753,505
=========================================================     ==========   ==========

Open call option contracts written at October 31, 1999 were as follows:

                                                                                                    OCTOBER 31,      UNREALIZED
                                                       CONTRACT   STRIKE   NUMBER OF    PREMIUMS        1999        APPRECIATION
ISSUE                                                   MONTH     PRICE    CONTRACTS    RECEIVED    MARKET VALUE   (DEPRECIATION)
--------------------------------------------------     --------   ------   ---------    --------    ------------   --------------
American Online, Inc.                                   Apr-00      $130         640   $1,214,039     $1,328,000        $(113,961)
--------------------------------------------------     --------   ------   ---------   ----------   ------------   --------------
MCI Worldcom, Inc.                                      Dec-99        70         804      539,466      1,346,700         (807,234)
--------------------------------------------------     --------   ------   ---------   ----------   ------------   --------------
                                                                               1,444   $1,753,505     $2,674,700        $(921,195)
==================================================     ========   ======   =========   ==========   ============   ==============

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                          1999                           1998
                                                              ----------------------------   ----------------------------
                                                                 SHARES         AMOUNT          SHARES         AMOUNT
                                                              -----------------------------------------------------------
Sold
  Class A                                                       10,512,070   $ 211,966,029     14,601,141   $ 264,657,310
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                        4,204,829      83,820,436      4,603,864      82,487,081
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                          944,252      18,989,474        731,595      13,444,846
-------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                          314,736       5,777,296        265,883       4,315,756
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                          411,104       7,371,231        348,564       5,562,820
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                           37,653         676,846          2,787          44,837
-------------------------------------------------------------------------------------------------------------------------
Issued in connection with acquisition*:
  Class A                                                        3,763,754      73,826,199             --              --
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                        1,833,252      35,102,320             --              --
-------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                      (10,242,303)   (207,339,684)   (13,382,242)   (241,778,266)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (3,903,318)    (77,007,869)    (2,513,498)    (43,641,380)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                         (277,476)     (5,524,848)      (130,050)     (2,327,318)
-------------------------------------------------------------------------------------------------------------------------
                                                                 7,598,553   $ 147,657,430      4,528,044   $  82,765,686
=========================================================================================================================

* The Fund acquired AIM Worldwide Growth Fund on February 12, 1999. The acquired fund's net assets as of the closing date were $109,306,659. The net assets of the Fund immediately prior to acquisition were $581,902,071.

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and Class B capital stock outstanding during each of the years in the five year period ended October 31, 1999 and for a share of Class C capital stock outstanding during each of the years in the two-year period October 31, 1999 and the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                                      CLASS A
                                                              -------------------------------------------------------
                                                                1999         1998        1997       1996       1995
                                                              ---------    --------    --------   --------    -------
Net asset value, beginning of period                          $  17.91     $  16.65    $  14.20   $  12.32    $ 10.23
------------------------------------------------------------  --------     --------    --------   --------    -------
Income from investment operations:
  Net investment income (loss)                                   (0.10)       (0.05)      (0.04)     (0.01)     (0.02)
------------------------------------------------------------  --------     --------    --------   --------    -------
  Net gains on securities (both realized and unrealized)          6.12         1.74        2.49       2.11       2.11
------------------------------------------------------------  --------     --------    --------   --------    -------
    Total from investment operations                              6.02         1.69        2.45       2.10       2.09
------------------------------------------------------------  --------     --------    --------   --------    -------
Less distributions:
  Dividends from net investment income                               -            -           -          -     (0.004)
------------------------------------------------------------  --------     --------    --------   --------    -------
  Distributions from net realized gains                          (0.50)       (0.43)          -      (0.22)         -
------------------------------------------------------------  --------     --------    --------   --------    -------
    Total distributions                                          (0.50)       (0.43)          -      (0.22)    (0.004)
------------------------------------------------------------  --------     --------    --------   --------    -------
Net asset value, end of period                                $  23.43     $  17.91    $  16.65   $  14.20    $ 12.32
============================================================  ========     ========    ========   ========    =======
Total return(a)                                                  34.43%       10.43%      17.25%     17.26%     20.48%
============================================================  ========     ========    ========   ========    =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $388,549     $219,050    $178,917   $114,971    $23,754
============================================================  ========     ========    ========   ========    =======
Ratio of expenses to average net assets(b)                        1.67%(c)     1.70%       1.76%      1.93%      2.12%
============================================================  ========     ========    ========   ========    =======
Ratio of net investment income (loss) to average net
  assets(d)                                                      (0.57)%(c)   (0.27)%     (0.30)%    (0.13)%    (0.28)%
============================================================  ========     ========    ========   ========    =======
Portfolio turnover rate                                             93%          97%         96%        82%        79%
============================================================  ========     ========    ========   ========    =======

(a) Does not deduct sales charges.

(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.94% and 2.98% for 1996-1995.

(c) Ratios are based on average net assets of $317,044,851.

(d) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.14)% and (1.14)% for 1996-1995.

                                                                 CLASS B                                      CLASS C
                                          -----------------------------------------------------     ---------------------------
                                            1999        1998       1997       1996       1995        1999       1998      1997
                                          --------    --------   --------   --------    -------     -------    -------   ------
Net asset value, beginning of period      $  17.52    $  16.39   $  14.05   $  12.26    $ 10.22     $ 17.52    $ 16.39   $17.39
----------------------------------------- --------    --------   --------   --------    -------     -------    -------   ------
Income from investment operations:
  Net investment income (loss)               (0.23)(a)   (0.15)(a)  (0.11)     (0.05)     (0.04)      (0.23)(a)  (0.15)(a)(0.03)
----------------------------------------- --------    --------   --------   --------    -------     -------    -------   ------
  Net gains (losses) on securities (both
    realized and unrealized)                  5.99        1.71       2.45       2.06       2.08        6.00       1.71    (0.97)
----------------------------------------- --------    --------   --------   --------    -------     -------    -------   ------
    Total from investment operations          5.76        1.56       2.34       2.01       2.04        5.77       1.56    (1.00)
----------------------------------------- --------    --------   --------   --------    -------     -------    -------   ------
Less distributions:
  Distributions from net realized gains      (0.50)      (0.43)         -      (0.22)         -       (0.50)     (0.43)       -
----------------------------------------- --------    --------   --------   --------    -------     -------    -------   ------
Net asset value, end of period            $  22.78    $  17.52   $  16.39   $  14.05    $ 12.26     $ 22.79    $ 17.52   $16.39
========================================= ========    ========   ========   ========    =======     =======    =======   ======
Total return(b)                              33.69%       9.78%     16.65%     16.60%     19.96%      33.69%      9.78%   (5.75)%
========================================= ========    ========   ========   ========    =======     =======    =======   ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $425,345    $282,456   $224,225   $121,848    $17,157     $31,356    $11,765   $1,100
========================================= ========    ========   ========   ========    =======     =======    =======   ======
Ratio of expenses to average net assets       2.23%(c)    2.26%      2.29%      2.48%(d)   2.64%(d)    2.23%(c)   2.26%    2.29%(e)
========================================= ========    ========   ========   ========    =======     =======    =======   ======
Ratio of net investment income (loss) to
  average net assets                         (1.13)%(c)  (0.83)%    (0.83)%    (0.69)%(f) (0.79)%(f)  (1.13)%(c) (0.83)%  (0.83)%(e)
========================================= ========    ========   ========   ========    =======     =======    =======   ======
Portfolio turnover rate                         93%         97%        96%        82%        79%         93%        97%      96%
========================================= ========    ========   ========   ========    =======     =======    =======   ======

(a) Calculated using average shares outstanding.

(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.

(c) Ratios are based on average net assets of $356,402,709 and $20,512,721 for Class B and Class C, respectively.

(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.49% and 3.38% for 1996-1995.

(e) Annualized.

(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.69)% and (1.54)% for 1996-1995.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Directors and Shareholders of
                       AIM International Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of AIM Global Growth Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Global Growth Fund as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended in conformity with generally accepted accounting principles.

                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

BOARD OF DIRECTORS                            OFFICERS                             OFFICE OF THE FUND
Charles T. Bauer                              Charles T. Bauer                     11 Greenway Plaza
Chairman                                      Chairman                             Suite 100
A I M Management Group Inc.                                                        Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                            INVESTMENT ADVISOR
Director
ACE Limited;                                  Carol F. Relihan                     A I M Advisors, Inc.
Formerly Director, President, and             Senior Vice President and Secretary  11 Greenway Plaza
Chief Executive Officer                                                            Suite 100
COMSAT Corporation                            Gary T. Crum                         Houston, TX 77046
                                              Senior Vice President
Owen Daly II                                                                       TRANSFER AGENT
Director                                      Dana R. Sutton
Cortland Trust Inc.                           Vice President and Treasurer         A I M Fund Services, Inc.
                                                                                   P.O. Box 4739
Edward K. Dunn Jr.                            Robert G. Alley                      Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;          Vice President
Formerly Vice Chairman and President,                                              CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and      Melville B. Cox
President, Mercantile Bankshares              Vice President                       State Street Bank and Trust Company
                                                                                   225 Franklin Street
Jack Fields                                   Edgar M. Larsen                      Boston MA 02110
Chief Executive Officer                       Vice President
Texana Global, Inc.;                                                               COUNSEL TO THE FUND
Formerly Member                               Mary J. Benson
of the U.S. House of Representatives          Assistant Vice President and         Ballard Spahr
                                              Assistant Treasurer                  Andrews & Ingersoll, LLP
Carl Frischling                                                                    1735 Market Street
Partner                                       Sheri Morris                         Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP         Assistant Vice President and
                                              Assistant Treasurer                  COUNSEL TO THE DIRECTORS
Robert H. Graham
President and Chief Executive Officer         Renee A. Friedli                     Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                   Assistant Secretary                  919 Third Avenue
                                                                                   New York, NY 10022
Prema Mathai-Davis                            P. Michelle Grace
Chief Executive Officer, YWCA of the U.S.A.;  Assistant Secretary                  DISTRIBUTOR
Commissioner, New York City Dept. for the
Aging; and member of the Board of Directors,  Nancy L. Martin                      A I M Distributors, Inc.
Metropolitan Transportation Authority of      Assistant Secretary                  11 Greenway Plaza
New York State                                                                     Suite 100
                                              Ofelia M. Mayo                       Houston, TX 77046
Lewis F. Pennock                              Assistant Secretary
Attorney                                                                           AUDITORS
                                              Lisa A. Moss
Louis S. Sklar                                Assistant Secretary                  KPMG LLP
Executive Vice President                                                           700 Louisiana
Hines Interests                               Kathleen J. Pflueger                 Houston, TX 77002
Limited Partnership                           Assistant Secretary

                                              Samuel D. Sirko
                                              Assistant Secretary

                                              Stephen I. Winer
                                              Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Global Growth Fund distributed long-term capital gains of $19,035,398 during the Fund's tax year ended October 31, 1999.

For the fiscal year ended October 31, 1999, the amount of income received by the Fund from sources within foreign countries and possessions of the United States was $0.1464 per share (representing a total of $5,361,377). The amount of taxes paid by the Fund to such countries for the fiscal year ended October 31, 1999 was $0.0185 (representing a total of $677,229). The following table provides a breakdown by country of ordinary income dividends and foreign taxes paid by the Fund during the fiscal year ended October 31, 1999:

                                                              GROSS      FOREIGN
                                                              INCOME     TAX PAID
                          COUNTRY                               %           %
                          -------                             ------     --------
Australia...................................................   2.31%       0.59%
Argentina...................................................   2.00%       0.00%
Belgium.....................................................   0.26%       0.53%
Brazil......................................................   1.62%       0.54%
Canada......................................................   3.84%       6.18%
Denmark.....................................................   0.01%       0.00%
Finland.....................................................   1.50%       2.77%
France......................................................  15.18%      27.76%
Germany.....................................................   1.73%       6.43%
Hong Kong...................................................   2.47%       0.00%
Ireland.....................................................   1.66%       1.84%
Italy.......................................................   1.75%       3.23%
Japan.......................................................   2.35%       6.77%
Mexico......................................................   1.94%       1.24%
Netherlands.................................................   2.57%       4.41%
Norway......................................................   0.06%       0.11%
Philippines.................................................   0.08%       0.18%
Portugal....................................................   1.49%       3.19%
Singapore...................................................   1.80%       5.73%
Spain.......................................................   1.53%       2.77%
Sweden......................................................   1.44%       2.64%
Switzerland.................................................   3.18%       6.78%
Taiwan......................................................   0.00%       2.09%
United Kingdom..............................................  13.79%      14.20%
                                                             -------     -------
                                                              64.56%      99.98%
Nonqualifying...............................................   0.05%       0.02%
United States...............................................  35.39%       0.00%
                                                             -------     -------
                                                             100.00%     100.00%
                                                             =======     =======

THE AIM FAMILY OF FUNDS--Registered Trademark--


GROWTH FUNDS                               MONEY MARKET FUNDS                    A I M Management Group Inc. has provided leadership
AIM Aggressive Growth Fund(1)              AIM Money Market Fund                 in the mutual fund industry since 1976 and managed
AIM Blue Chip Fund                         AIM Tax-Exempt Cash Fund              approximately $120 billion in assets for more than
AIM Capital Development Fund                                                     6.4 million shareholders, including individual
AIM Constellation Fund                     INTERNATIONAL GROWTH FUNDS            investors, corporate clients and financial
AIM Dent Demographic Trends Fund           AIM Advisor International Value Fund  institutions, as of September 30, 1999.
AIM Large Cap Growth Fund                  AIM Asian Growth Fund
AIM Mid Cap Equity Fund                    AIM Developing Markets Fund               The AIM Family of Funds--Registered Trademark--
AIM Mid Cap Growth Fund                    AIM Euroland Growth Fund(4)           is distributed nationwide, and AIM today is the
AIM Mid Cap Opportunities Fund             AIM European Development Fund         10th-largest mutual fund complex in the United
AIM Select Growth Fund                     AIM International Equity Fund         States in assets under management, according to
AIM Small Cap Growth Fund(2)               AIM Japan Growth Fund                 Strategic Insight, an independent mutual fund
AIM Small Cap Opportunities Fund(3)        AIM Latin American Growth Fund        monitor.
AIM Value Fund                             AIM New Pacific Growth Fund
AIM Weingarten Fund
                                           GLOBAL GROWTH FUNDS
GROWTH & INCOME FUNDS                      AIM Global Aggressive Growth Fund
AIM Advisor Flex Fund                      AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund               GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                          AIM Global Growth & Income Fund
AIM Basic Value Fund                       AIM Global Utilities Fund
AIM Charter Fund
                                           GLOBAL INCOME FUNDS
INCOME FUNDS                               AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                     AIM Global Government Income Fund
AIM High Yield Fund                        AIM Global Income Fund
AIM High Yield Fund II                     AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund           THEME FUNDS
AIM Limited Maturity Treasury Fund         AIM Global Consumer Products and Services Fund
                                           AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                      AIM Global Health Care Fund
AIM High Income Municipal Fund             AIM Global Infrastructure Fund
AIM Municipal Bond Fund                    AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut    AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund             AIM Global Trends Fund(6)

(1) AIM Aggressive Growth Fund reopened to new investors on November 16, 1998.
(2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999.
(4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--




AIM Distributors, Inc.                                                  GLG-AR-1